UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 6, 2008

BMC Software, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-16393	74-2126120
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2101 CityWest Blvd., Houston, Texas		77042
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-918-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2008, the Compensation Committee of BMC Software, Inc. (the "Company") approved annual grants of equity to the Company's President and Chief Executive Officer, Robert E. Beauchamp, SVP and Chief Financial Officer, Stephen B. Solcher, and two named executive officers - Dan Barnea, SVP-Global Sourcing Practices, and Denise M. Clolery, SVP, General Counsel & Secretary. Mr. Beauchamp was granted a stock option to purchase 326,000 shares of Company stock, 58,000 performance-based restricted stock units ("RSUs"), and 58,000 time-based RSUs. Mr. Solcher was granted a stock option to purchase 93,000 shares of Company stock, 21,000 performance-based RSUs, and 21,000 time-based RSUs. Mr. Barnea was granted a stock option to purchase 55,000 shares of Company stock, 14,000 performance-based RSUs and 14,000 time-based RSUs. Ms. Clolery was granted a stock option to purchase 59,000 shares of Company stock, 15,000 performance-based RSUs, and 15,000 time-based RSUs. All equity awards are made pursuant to the Company's 2007 Incentive Plan, a copy of which was previously filed with the SEC as an exhibit to the Company's 2007 Proxy Statement. The awards of stock options vest 1/48th per month over four years assuming continuous employment and are subject to a nonstatutory stock option agreement, the form of which was previously filed with the SEC. The awards of performance-based RSUs vest based on the Company's performance against a non-GAAP earnings per share target for the Company's fiscal 2011 and are subject to a performance-based restricted stock unit agreement, the form of which is filed as an exhibit to this Current Report. The awards of time-based RSUs vest 50% on June 6, 2010 and 50% on June 6, 2011 assuming continuous employment and are subject to a time-based restricted stock unit agreement, the form of which is filed as an exhibit to this Current Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMC Software, Inc.

June 12, 2008	By:	Christopher C. Chaffin

Name: Christopher C. Chaffin
Title: VP, Deputy General Counsel & Assistant Secretary

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Exhibit Index

Exhibit No.	Description

10.28	Form of Performance-Based Restricted Stock Unit Award Agreement employed under BMC Software, Inc. 2007 Incentive Plan utilized for senior executive officers
10.29	Form of Time-Based Restricted Stock Unit Award Agreement employed under BMC Software, Inc. 2007 Incentive Plan utilized for senior executive officers